August 24, 2015

ADVANTAGE FUNDS, INC.

-          DREYFUS TOTAL EMERGING MARKETS FUND

Supplement to Statement of Additional Information

Dated

October 1, 2014, as revised or amended, November 26, 2014, January 1, 2015, February 27, 2015, March 30, 2015, May 1, 2015 and July 1, 2015

The following information supersedes any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “CERTAIN PORTFOLIO MANAGER INFORMATION.”

Fund Additional Portfolio Managers

Federico Garcia Zamora, Jay Malikowski and Josephine Shea are additional portfolio managers of the Fund, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.